AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                                  APPLAUSE! II
                   Supplement to Prospectus dated May 1, 1997

         The prospectus is supplemented at page 21 and elsewhere to add the following provision:

         NET CASH SURRENDER VALUE BONUS
         Beginning with the twenty-first Policy Anniversary, a bonus equal to .25% of the Net Cash Surrender Value will be credited to the Fixed Account and/or the Subaccounts on each policy anniversary, provided that the Net Cash Surrender Value of the Policy on the Policy Anniversary is at least $500,000. This bonus is not guaranteed. The bonus will be credited to the Fixed Account and/or the Subaccounts based on the premium allocation percentages in effect at that time.

         The prospectus is further amended at page 20, under the caption "Accumulation Value," to change items (e), (f), and (g) to be (f), (g), and (h), respectively. Item (d) is changed to read "Any Net Premiums received on that Valuation Date; plus;" New Item (e) is added, as follows:

             "(e) Any amounts credited as Net Cash Surrender Value Bonus; less"

         Former items (e), (f), and (g) will accordingly be relabelled (f), (g), and (h).

         The prospectus is further amended at page 60 to replace the following numbers listed in the "12% Hypothetical Gross Annual Investment Return" for Ages 70 and 75:

                  555941                 555941               705941
                  930680                 930680              1080680

         with

                  557322                 557322               707322
                  944569                 944569              1094569


         The date of the Supplement is September 2, 1997.